Exhibit 99.1

NOVAGOLD AND PAULSON ADVISERS COMPLETE

$1 BILLION ACQUISITION OF BARRICK MINING’S 50% INTEREST IN DONLIN GOLD

➢	Paulson Advisers acquires a 40% ownership interest in Donlin Gold

➢	NOVAGOLD increases ownership interest in Donlin Gold from 50% to 60%

➢	Financial public offering and concurrent private placement raised sufficient funding for NOVAGOLD’s acquisition and for the Donlin Gold Feasibility Study update

All amounts are in U.S. dollars unless otherwise stated

June 3, 2025 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (NYSE American, TSX: NG) and Paulson Advisers LLC (“Paulson”) are pleased to announce the successful closing of their previously disclosed acquisition of Barrick Mining Corporation's ("Barrick's") 50% interest in the Donlin Gold project, establishing new ownership of Donlin Gold LLC to advance the Donlin Gold project in Alaska.

At closing, NOVAGOLD acquired an additional 10% in Donlin Gold LLC for $200 million — increasing its stake to 60% — while Paulson secured a 40% interest in Donlin Gold LLC for $800 million. NOVAGOLD and Paulson entered into a new limited liability company agreement governing Donlin Gold with equal governance rights.

”Today we completed the successful and strategic Donlin Gold transaction through a strong collaborative effort between NOVAGOLD, Paulson, and Barrick since announcing the transaction on April 22, 2025,” said Greg Lang, NOVAGOLD’s President and CEO. “This constitutes a truly transformational transaction and an exciting new chapter for Donlin Gold as we advance one of the best and most jurisdictionally attractive gold development projects in the world. We look forward to providing updates on the key milestones in the coming months, starting with our revamped and determined efforts regarding the Feasibility Study workstream.”

As of March 1, 2025, pro forma the upsized public offering and private placement which closed on May 9, 2025, NOVAGOLD had $327M to fund the acquisition of the additional 10% stake in Donlin Gold LLC and the Company's share of ongoing activities at Donlin. NOVAGOLD has opted not to prepay the outstanding debt owed to Barrick in connection with the Donlin Gold project for $90 million upon closing, but it retains the option to prepay the outstanding debt for $100 million within 18 months from closing, when the option expires. If that option is not exercised, the debt, currently valued at $158.9 million as of June 3, 2025, will remain outstanding, substantially in accordance with its existing terms (U.S. prime plus 2% compounded semi-annually).

In coordination with Paulson, a strategic review of the Donlin Gold 2025 budget ($43 million on a 100% basis) will be completed while advancing the following activities:

➢	Commencing the workstream to update the Feasibility Study[1], including assembling a specially dedicated team to advance these efforts;
➢	Executing the 2025 drill program focused on the conversion and expansion of reserves and resources, with both partners committed to exploring for new resources along strike and to depth in future campaigns;

1 The updated Feasibility Study/Technical Report will be compliant with NI 43-101 and S-K 1300.

➢	Advancing the technical work and engineering designs;
➢	Supporting state permitting efforts and maintaining existing federal and state permits in good standing, including government affairs engagement with federal and state representatives; and
➢	Collaborating on ongoing stakeholder outreach and investment initiatives in Alaska.

About NOVAGOLD

NOVAGOLD is a precious metals company focused on the development of the Donlin Gold project. Located in Alaska, one of the safest mining jurisdictions in the world, the Donlin Gold project is regarded as one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world.

About Paulson

Paulson is a private global investment management advisory firm based in Palm Beach, Florida.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications 604-669-6227 or 1-866-669-6227

Frank Gagnon

Manager, Investor Relations

778-990-0299 or 1-866-669-6227

Paulson Contact:

Michael McKeon

mmckeon@actumllc.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include future-oriented financial information or financial outlook within the meaning of securities laws, including information regarding the anticipated benefits of the transaction with Paulson, NOVAGOLD’s anticipated expenditures and anticipated plans for the new partnership and Donlin following the completion of the transaction, statements regarding the permitting, potential development, exploration, construction and operation of Donlin Gold and statements relating to NOVAGOLD’s future operating and financial performance and production estimates. Such information is intended to assist readers in understanding NOVAGOLD’s current expectations and plans relating to the future. Such information may not be appropriate for other purposes. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding plans for and anticipated timing a new feasibility study on the Donlin Gold project; plans for and anticipated timing of a strategic review of Donlin Gold’s 2025 budget our goals and planned activities for 2025; anticipated timing of milestone and project updates; ongoing support provided to key stakeholders including Native Corporation partners; Donlin Gold’s continued support for the state and federal permitting process; sufficiency of working capital; the potential development and construction of the Donlin Gold project; the timing and ability for the Donlin Gold project to hit critical milestones; the ability for the Tier One gold development project to hit the anticipated projections; the sufficiency of funds to continue to advance development of Donlin Gold, including to a construction decision; perceived merit of properties; mineral reserve and mineral resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; legal challenges to Donlin Gold’s existing permits and the timing of decisions in those challenges; plans to continue to advance the Donlin Gold project safely, socially responsibly and to sustainably generate value for our stakeholders; continued cooperation between the owners of Donlin Gold LLC to advance the project; NOVAGOLD’s ability to deliver on its strategy with the Donlin Gold project; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; the anticipated outcome of exploration drilling at the Donlin Gold project and the timing thereof; the completion of test work and modeling and the timing thereof. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include failure to satisfy or waive the closing conditions to the transaction; the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties and availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.